UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2019

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

ChoiceOne Financial Services, Inc. (“ChoiceOne”) is furnishing investor presentation materials as Exhibit 99.1 to this Form 8-K, which are to be used by ChoiceOne management in meetings with investors beginning January 29, 2019.

The information in Items 7.01 and 9.01 of this report, including Exhibit 99.1, is furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	ChoiceOne Financial Services, Inc. Investor Presentation. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 29, 2019	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	ChoiceOne Financial Services, Inc. Investor Presentation. This Exhibit is furnished to, and not filed with, the Commission.